Filed Pursuant to Rule 497(e)
1933 Act File No. 333-17391
1940 Act File No. 811-07959

Davidson Multi-Cap Equity Fund
Class A: DFMAX
Class I: DFMIX

Supplement dated July 25, 2022 to the Statutory Prospectus and Statement of Additional Information dated October 28, 2021

Effective immediately, all references to options as an investment strategy and as a principal investment risk of the Fund are hereby removed.

The following non-fundamental investment restriction has been added to the Statement of Additional Information.

The Fund is prohibited from investing in derivatives, excluding certain currency and interest rate hedging transactions. This restriction is not fundamental and may be changed by the fund without a shareholder vote. If the Fund does determine to invest in derivatives in the future, it will comply with Rule 18f-4 under the 1940 Act.

Please retain this Supplement with your Statutory Prospectus and Statement of Additional Information.